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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       IMPERIAL CREDIT MORTGAGE HOLDINGS
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                    IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.
                              20371 IRVINE AVENUE
                      SANTA ANA HEIGHTS, CALIFORNIA 92707

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A Special Meeting of Stockholders of IMPERIAL CREDIT MORTGAGE HOLDINGS, INC., a Maryland corporation (the "Company"), will be held at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707, on January 27, 1998, at 10:00 a.m., Pacific Standard Time. Only stockholders of record at the close of the business on December 24, 1997, (the "Record Date") will be entitled to vote.

     The Special Meeting of the Stockholders of the Company is being held for the following purposes:

     1. To approve an amendment to the Charter changing the corporate name from "Imperial Credit Mortgage Holdings, Inc." to "Impac Mortgage Holdings, Inc."

     2. To approve a Bylaw amendment to grant the Board of Directors and the stockholders power to amend any provision of the Bylaws.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy promptly to avoid the expense of additional proxy solicitation.

Dated:  December 29, 1997


                                         For the Board of Directors



                                         Richard J. Johnson, Secretary

                                     ICMH
                    IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.
                    ---------------------------------------
                                _______________

                                PROXY STATEMENT
                                _______________

                         FOR SPECIAL MEETING TO BE HELD
             JANUARY 27, 1998, AT 10:00 A.M., PACIFIC STANDARD TIME


     A Special Meeting of Stockholders of Imperial Credit Mortgage Holdings, Inc. (the "Company") will be held on January 27, 1998 at 10:00 a.m., Pacific Standard Time at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707 (the "Meeting"). The approximate mailing date for this proxy statement and the enclosed proxy is December 29, 1997. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for the adoption of the amendment to the Charter changing the corporate name from "Imperial Credit Mortgage Holdings, Inc." to "Impac Mortgage Holdings, Inc.," and to approve an amendment to the Bylaws to grant the Board of Directors and the stockholders the power to amend any provision of the Bylaws. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date, or by attending and voting in person at the Meeting.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

     Holders of Common Stock of record at the close of business on December 24, 1997 will be entitled to vote at the Meeting. There were 20,477,713 shares of voting Common Stock, $.01 par value per share, outstanding at that date. Each share is entitled to one vote and a majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the Meeting. For purposes of the Meeting, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. The affirmative vote of a majority of all shares of Common Stock outstanding is necessary for the approval of any matter which may properly come before the meeting.

                         PROPOSAL TO AMEND THE CHARTER
                          TO CHANGE THE CORPORATE NAME

     THE BOARD BELIEVES THAT THE PROPOSAL TO AMEND THE COMPANY'S CHARTER TO CHANGE THE CORPORATE NAME IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO
       ---
VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARD.

PROPOSED AMENDMENT

     The Company's Board has adopted, and is recommending to the stockholders for their approval at the Special Meeting, a resolution to amend Article II of the Company's Charter to change the corporate name. The relevant portion of the text of the Board's resolution is as follows:

          RESOLVED: That, pursuant to Section 2-604(b)(1) of the MGCL, it is advisable and in the best interests of the Corporation that the charter of the Corporation be amended by deleting Article II of the charter of the Corporation in its entirety and substituting in lieu thereof a new Article II as set forth below:

                                   Article II

     The name of the Corporation (the "Corporation") is: Impac Mortgage Holdings, Inc.

     In the judgment of the Board of Directors, the change of corporate name is desirable in order to avoid confusion with the name of "Imperial Credit Industries, Inc."

     If the proposed name change is adopted, it is the intent of the Company to use the new name in its communications with stockholders and the investment and business community.

     If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company will be necessary to approve the above amendment to the Charter.

                       PROPOSAL FOR AMENDMENT TO BYLAWS

     Article XIV of the Company's Bylaws currently provides as follows:

     "The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws, except that the Board of Directors shall not alter, modify or repeal any of the following provisions of the Bylaws:

          (a)  Article II, Section 3;

          (b)  The third sentence of Article III, Section 11;

          (c)  The third paragraph of Article III, Section 7;

          (d)  Article III, Section 16 and 17;

          (e)  The second sentence of Article IV, Section 1; and

          (f)  This Article XIV."

     Article II, Section 3 provides for the calling of special meetings of stockholders. Article III, Section 11, third sentence, provides for filling vacancies in the Board created by an increase in the number of directors.
Article III, Section 7 provides for what constitutes a quorum at directors' meetings. There is no third paragraph in Section 7 of Article III. Article III,
Section 16 provides for the establishment of the investment policies by the Board of Directors. Article III, Section 17 provides for delegation of management responsibilities to a management company. Article IV, Section 1, second sentence, provides that at least a majority of the Executive Committee, Audit Committee and Compensation Committee and other committees be composed of unaffiliated directors. Article XIV is set forth in full above.

     In November 1997, the Company's Board of Directors reviewed Article XIV of the Company's Bylaws. After review, they adopted a resolution that current
Article XIV be deleted, and a new Article XIV be adopted. The Board of Directors considered a new Article XIV advisable, and recommend that the stockholders approve the proposed amendment. In the course of considering the amendment, the Board acknowledged that the Company's business has grown in size and complexity since the Bylaws were adopted. The Board also acknowledged that stockholder approval of amendments to Bylaws requires time consuming, expensive filings under the Securities Exchange Act of 1934. Accordingly, it would be advantageous to the Company if the Board of Directors would have the power to amend any of the Bylaws, without the necessity of stockholder approval of Bylaw amendments. Currently, only the stockholders may approve Bylaw amendments of the sections enumerated in the existing Article XIV.

     If the amendment is adopted both the stockholders and the directors will have the power to adopt amendments of any of the Bylaws. The Board of Directors recommends therefore that stockholders vote "FOR" approval of the amendment to the Bylaws. This is the text of proposed new Article XIV:

                                     "XIV

                              AMENDMENT OF BYLAWS

     The Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the approval of the Board of Directors."

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company will be necessary to approve the adoption of this proposal.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's voting Common Stock as of December 24, 1997 by (1) each person known to the Company to beneficially own more than five percent of the Company's Common Stock, (2) each Director, (3) the Company's executive officers, and (4) all Directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                                           PERCENTAGE OF
                                                                  NUMBER OF SHARES            SHARES
                NAME AND BENEFICIAL OWNER                        BENEFICIALLY OWNED     BENEFICIALLY OWNED
                -------------------------                      ---------------------   -------------------

H. Wayne Snavely.............................................         30,000                    *
Joseph R. Tomkinson..........................................        116,419(1)                 *
William S. Ashmore...........................................         58,465(2)                 *
Richard J. Johnson...........................................         31,254(3)                 *
Mary C. Glass-Schannault.....................................          7,500(4)                 *
James Walsh..................................................         22,500                    *
Frank P. Filipps.............................................         22,500                    *
Stephan R. Peers.............................................         22,500                    *
All directors and executive officers as a group (8 person)...        311,138(5)               1.5%

_________________
* less than 1%; may be reached at the address of the Company, 20371 Irvine Ave., Santa Ana Heights, CA 92707.
(1) consists of 41,419 shares of Common Stock and options exercisable within 60 days of the Record Date to purchase 75,000 shares of Common Stock.
(2) consists of 20,965 shares of Common Stock and options exercisable within 60 days of the Record Date to purchase 37,500 shares of Common Stock.
(3) consists of 16,254 shares of Common Stock and options exercisable within 60 days of the Record Date to purchase 15,000 shares of Common Stock.
(4) consists of options exercisable within 60 days of the Record Date to purchase 7,500 shares of Common Stock.
(5)  includes the options referenced in footnotes (1), (2), (3) and (4) above.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                                    By Order of the Board of Directors



                                    Richard J. Johnson, Secretary

Dated: December 29, 1997
Santa Ana Heights, California
                    IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.

         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON JANUARY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Joseph R. Tomkinson and Richard J. Johnson, or either of them, each with full power of substitution, as proxies of the undersigned to attend the Special Meeting of Stockholders of Imperial Credit Mortgage Holdings, Inc., at the offices of the Company at 20371 Irvine Avenue, Santa Ana Heights, California 92707, on the 27th day, January, 1998, at 10:00 a.m., Pacific Standard Time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS AS MAY BE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD. IT IS UNDERSTOOD, HOWEVER, THAT THE PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMENDMENT TO THE CHARTER CHANGING THE CORPORATE NAME FROM "IMPERIAL CREDIT MORTGAGE HOLDINGS, INC." TO "IMPAC MORTGAGE HOLDINGS, INC." AND TO APPROVE AN AMENDMENT TO THE BYLAWS TO GRANT THE BOARD OF DIRECTORS AND THE STOCKHOLDERS THE POWER TO AMEND ANY PROVISION OF THE BYLAWS UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED. THE SPACES FOR YOUR VOTES AND SIGNATURE ARE SET FORTH ON THE REVERSE SIDE. PLEASE VOTE, SIGN AND RETURN PROMPTLY.

             CONTINUED AND TO BE SIGNED ON REVERSE SIDE              SEE REVERSE
                                                                     -----------
                                                                         SIDE
                                                                         ----

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

     1.  AMENDMENT TO CHARTER CHANGING CORPORATE NAME.

     FOR       AGAINST       ABSTAIN
     [_]        [_]           [_]

     2. TO APPROVE AN AMENDMENT TO THE BYLAWS TO GRANT THE BOARD OF DIRECTORS AND THE STOCKHOLDERS THE POWER TO AMEND ANY PROVISION OF THE BYLAWS.

     FOR       AGAINST       ABSTAIN
     [_]        [_]           [_]

     3. IN THEIR DISCRETION, UPON ANY AND ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      MARK HERE                            MARK HERE
     FOR ADDRESS                          IF YOU PLAN
     CHANGE AND                            TO ATTEND
     NOTE AT LEFT                         THE MEETING

         [_]                                  [_]

     NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. JOINT OWNERS SHOULD EACH SIGN. TRUSTEES, EXECUTORS, ETC. SHOULD INDICATE CAPACITY IN WHICH THEY ARE SIGNING.